FIRST AMERICAN FUNDS, INC.

Treasury Obligations Fund

Supplement dated August 23, 2018

This information supplements the First American Money Market Funds Class G Prospectus and Statement of Additional Information of the Fund dated October 30, 2017, each as supplemented to date. Please retain this supplement for future reference.

As of the close of business on August 23, 2018 (the “Closing Date”), Class G shares of First American Treasury Obligations Fund (the “Fund”) are closed to new investors. Existing shareholders of Class G shares on the Closing Date may continue to hold their Class G shares, purchase additional Class G shares, and redeem their Class G shares as described in the Fund’s prospectus.

On October 26, 2018, any holdings you may have in Class G shares of the Fund will be converted to Class A shares of the Fund. Shareholders of Class G shares will not be required to take any action in order to effect this conversion to Class A shares.

Class G shares and Class A shares of the Fund have identical provisions, rights and privileges, except that Class A shares’ total annual fund operating expenses are lower than Class G shares. A comparison of the fees and expenses of Class G shares and Class A shares can be found below and in the prospectuses for each share class.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class G1	Class A2
Management Fees	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.50%	0.25%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.25%
Miscellaneous	0.14%	0.20%
Total Annual Fund Operating Expenses	0.99%	0.80%
Less Fee Waivers	(0.05)%	(0.05)%
Net Expenses	0.94%	0.75%

[1]	The Fund’s advisor has contractually agreed to waive fees and reimburse other fund expenses through October 31, 2018, so that total annual fund operating expenses for Class G shares, after waivers, do not exceed 0.94%. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2018 at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

[2]	The Fund’s advisor has contractually agreed to waive fees and reimburse other fund expenses through October 31, 2018, so that total annual fund operating expenses for Class A shares, after waivers, do not exceed 0.75%. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2018 at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

Please contact your financial intermediary or Investor Services at 800 677-3863 with any questions.

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